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Exhibit 99.1



                   STOCK PURCHASE AND SHARE EXCHANGE AGREEMENT


                                  by and among


                          HEALTH SCIENCES GROUP, INC.,
                             a Colorado corporation,

                         FRED E. TANNOUS, an individual,

                                       and

                           BILL GLASER, an individual

                              on the one hand; and

                             XCEL HEALTHCARE, INC.,
                            a California corporation,


                          BIOSELECT INNOVATIONS, INC.,
                              a Nevada corporation

                              and their respective

                                  SHAREHOLDERS

                                on the other hand


                          Dated as of December 14, 2001


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         This STOCK PURCHASE AND SHARE EXCHANGE AGREEMENT (this "Agreement") is made and entered into as of December 14, 2001, by and among Health Sciences Group, Inc., a publicly traded Colorado corporation ("HESG"), Fred E. Tannous ("Tannous") and Bill Glaser ("Glaser") on the one hand; and XCEL Healthcare, Inc., a California corporation ("XCEL"), each of the XCEL shareholders listed on
Schedule I hereto (the "XCEL Shareholders"), BioSelect Innovations, Inc. (f/k/a Consultnetrx, Inc.), a Nevada corporation ("BioSelect"), and each of the BioSelect shareholders listed on Schedule I hereto (collectively, the "BioSelect Shareholders") (the BioSelect Shareholders and XCEL Shareholders are sometimes hereinafter referred to collectively as the "Shareholders"), on the other hand, and is made with reference to the following:

RECITALS

         A. This Agreement provides for (i) the acquisition by HESG of all of the issued and outstanding shares of capital stock of XCEL (collectively, the "XCEL Shares"), and all of the issued and outstanding shares of capital stock of BioSelect (collectively, the "BioSelect Shares"), such that XCEL and BioSelect shall become wholly owned subsidiaries of HESG; and (ii) the issuance in exchange therefor of an aggregate of 855,000 shares of restricted common stock, par value $0.001 per share, of HESG (collectively, the "HESG Shares") to the Shareholders.

         B. The board of directors and shareholders of each of XCEL and BioSelect and the board of directors of HESG have determined, subject to the terms and conditions set forth in this Agreement, that the transactions contemplated hereby are desirable and in the best interests of the parties hereto.

         C. The parties to this Agreement desire that the transactions contemplated by the provisions of this Agreement satisfy the requirements of
Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated pursuant thereto.

AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                    ARTICLE I

      SHARE EXCHANGE; CLOSING; RELEASE OF SHARES FROM ESCROW; VOTING RIGHTS

         SECTION 1.1 SHARE EXCHANGE/DELIVERY OF XCEL SHARES AND BIOSELECT SHARES. At the Closing, the Shareholders shall deliver to Pollet & Richardson, a Law corporation (the "Escrow Agent"), in accordance with the terms and conditions of an Escrow Agreement substantially in the form of Exhibit A hereto (the "Escrow Agreement") and Section 1.5 hereof(i) certificates or other documents evidencing the XCEL Shares and the BioSelect Shares (and any other outstanding security of XCEL or BioSelect, including, but not limited to, options warrants, conversion rights or other equity interests), duly endorsed in blank or with executed powers attached thereto in transferable form, such that XCEL and BioSelect shall become wholly owned subsidiaries of HESG as of the Closing.

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         SECTION 1.2 ISSUANCE OF HESG SHARES. In exchange for the XCEL Shares and the BioSelect Shares, and any other securities of XCEL or BioSelect delivered to the Escrow Agent pursuant to Section 1.1 above, HESG shall issue an aggregate of 855,000 shares of "restricted" HESG Common Stock to the Shareholders, with each Shareholder to receive the number of HESG Shares set forth opposite such Shareholder's name on Schedule I hereto. Such shares shall be "restricted" in accordance with Rule 144 of the Securities Act of 1933. The HESG Shares and the certificates therefor shall be delivered to the Escrow Agent at the Closing in accordance with the terms and conditions of the Escrow Agreement and Section 1.5 hereof.

         SECTION 1.3 CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at 4:00 pm Pacific Time at the offices of Pollet & Richardson, 10900 Wilshire Blvd, Suite 500, Los Angeles, California on the date of this Agreement, or on such other date as may be mutually agreed upon by the parties (the "Closing Date").

         SECTION 1.4 ARTICLES OF EXCHANGE. Immediately following the Closing, HESG shall file Articles of Exchange with the Secretaries of State of the States of Colorado and Nevada , in the forms of Exhibits Band C hereto. The transactions contemplated by this Agreement shall become effective at such time as the Articles of Exchange are duly filed in the State of Colorado pursuant to
Section 7-111-105 of the Colorado Business Corporation Act.

         SECTION 1.5 RELEASE OF SHARES. Subject to the terms and conditions of the Escrow Agreement, the HESG Shares shall be released to the Shareholders, and the XCEL Shares and BioSelect Shares shall be released to HESG, free and clear of all encumbrances, on the Guaranty Cancellation Date (as defined in Section 4.5); PROVIDED, HOWEVER, that if any or all of the Shareholders cause undue delay or otherwise fail to cooperate in seeking the novation of the Personal Guarantees, as contemplated by Section 4.5, then the Guaranty Cancellation Date shall be deemed to be the 180th day from the Closing Date, and the HESG Shares, XCEL Shares and BioSelect Shares shall be released from escrow on such date, free and clear of all encumbrances.

         SECTION 1.6 VOTING RIGHTS.

                  (a) Subject to applicable law or regulation, the Shareholders shall possess all of the voting rights in respect of the HESG Shares upon the Closing, until or unless the HESG Shares are cancelled and returned to HESG in accordance with the terms of this Agreement and the Escrow Agreement, notwithstanding that such shares will be held by the Escrow Agent at the Closing.

                  (b) Subject to applicable law or regulation, HESG shall possess all of the voting rights in respect of the XCEL Shares and BioSelect Shares upon the Closing, until or unless the XCEL Shares and BioSelect Shares are returned to the Shareholders in accordance with the terms of this Agreement and the Escrow Agreement, notwithstanding that such shares will be held by the Escrow Agent at the Closing.

                                   ARTICLE II

                     REPRESENTATIONS AND WARRANTIES OF HESG

         As an inducement to and to obtain the reliance of XCEL, BioSelect and the Shareholders, HESG represents and warrants as follows:



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         SECTION 2.1 ORGANIZATION. HESG is a corporation duly organized, validly existing, and in good standing under the laws of Colorado and has the corporate power and is duly authorized and qualified under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in any jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it require qualification.

         SECTION 2.2 CAPITALIZATION. The authorized capitalization of HESG consists of (i) 50,000,000 shares of Common Stock, par value $0.001 per share ("HESG Common Stock"), of which 6,217,816 shares are issued and outstanding as of the date hereof, and (ii) 5,000,000 shares of Preferred Stock, none of which are issued and outstanding as of the date hereof. All of the issued and outstanding shares of HESG Common Stock are validly issued, fully paid and non-assessable and are not issued in violation of the preemptive or other rights of any person. As of the Closing, the HESG Shares will be validly issued, fully paid and non-assessable.

         SECTION 2.3 AUTHORITY. HESG has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by the Board of Directors of HESG and no other corporate or other proceedings on the part of HESG are necessary to authorize this Agreement or the transactions contemplated hereby.

         SECTION 2.4 ACQUISITION FOR INVESTMENT. HESG is acquiring the XCEL Shares and the BioSelect Shares for investment, and not with a view to or for sale in connection with any distribution thereof.

                                   ARTICLE III

     REPRESENTATIONS AND WARRANTIES OF XCEL, BIOSELECT AND THE SHAREHOLDERS

         As an inducement to, and to obtain the reliance of HESG, XCEL, BioSelect and the Shareholders represent and warrant, jointly and severally, as follows:

         SECTION 3.1 ORGANIZATION. XCEL is a corporation duly organized, validly existing and in good standing under the laws of the State of California, BioSelect is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and each has the corporate power and is duly authorized and qualified under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in any jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Schedule 3.1 sets forth complete and correct copies of the Articles of Incorporation and Bylaws of each of XCEL and BioSelect as in effect on the date hereof. The execution, delivery and performance of this Agreement do not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of XCEL's or BioSelect's Articles of Incorporation or Bylaws. Each of XCEL and BioSelect has full power, authority and legal right and has taken all action required by law, its Articles of Incorporation and Bylaws or otherwise to authorize the execution and delivery of this Agreement.


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         SECTION 3.2 CAPITALIZATION.

                  (a) The authorized capitalization of XCEL consists of (i) 10,000 shares of Common Stock, par value $___ per share, of which 3,000 shares are issued and outstanding as of the date hereof. The Shareholders are the sole beneficial and record owners of the XCEL Shares, and the Shareholders have the unqualified right to transfer and dispose of the XCEL Shares, free and clear of any liens, charges or encumbrances of any kind. All of the issued and outstanding shares of capital stock of XCEL are held of record by the Shareholders, are validly issued, fully paid and non-assessable, and are not issued in violation of the preemptive or other rights of any person.

                  (b) The authorized capitalization of BioSelect consists of (i) 25,000 shares of Common Stock, par value $___ per share, of which 3,000 shares are issued and outstanding as of the date hereof. The Shareholders are the sole beneficial and record owners of the BioSelect Shares, and the Shareholders have the unqualified right to transfer and dispose of the BioSelect Shares, free and clear of any liens, charges or encumbrances of any kind. All of the issued and outstanding shares of capital stock of BioSelect are held of record by the Shareholders, are fully paid and non-assessable, and are not issued in violation of the preemptive or other rights of any person.

         SECTION 3.3 OPTIONS AND WARRANTS. There are no outstanding options, warrants, calls, convertible securities, or rights of any kind to acquire any securities of XCEL or BioSelect.

         SECTION 3.4 SUBSIDIARIES AND INVESTMENTS. Neither XCEL nor BioSelect owns, directly or indirectly, any capital stock or has any interest in any corporation, partnership or other form of business organization.

         SECTION 3.5 FINANCIAL STATEMENTS. Schedule 3.5 sets forth the unaudited balance sheets of XCEL as of September 30, 2001 and unaudited statements of operations and cash flows for the nine months ended September 30, 2001, and the unaudited balance sheets as of December 31, 2000 and unaudited statements of operations and cash flows for the 12 months ended December 31, 2000, and the unaudited balance sheets as of December 31, 1999 and unaudited statements of operations and cash flows for the 12 months ended December 21, 1999 (collectively, the "XCEL Unaudited Financial Statements") (a) are complete and correct in all material respects; (b) were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated; and (c) fairly and accurately present the financial condition and results of operations of XCEL and each of its subsidiaries, if any, as of the relevant dates thereof and for the periods covered thereby.

         SECTION 3.6 CONTRACTS AND UNDERTAKINGS. Schedule 3.6 lists all of the contracts, agreements, leases, arrangements, commitments or other undertakings (collectively, the "Contracts") to which each of XCEL and BioSelect is a party or to which each of them or their respective properties are subject. XCEL and BioSelect are not in default under any of their respective Contracts and, to XCEL's and BioSelect's best knowledge, after due inquiry, no other party to any Contract is in default thereunder nor, to XCEL's and BioSelect's best knowledge, does there exist any condition or event which, after notice or lapse of time or both, would constitute a default by any party to any such Contract.


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         SECTION 3.7 LIABILITIES.

                  (a) Except as set forth on Schedule 3.7(a), all of the liabilities and obligations of any nature whatsoever, whether known or unknown, contingent or absolute, matured, unmatured or otherwise, including, without limitation, any liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties), of XCEL as of the date hereof are accurately described in detail and quantified (both individually and in the aggregate) in the XCEL Unaudited Financial Statements.

                  (b) Schedule 3.7(b) sets forth in reasonable detail all of the liabilities and obligations of any nature whatsoever, whether known or unknown, contingent or absolute, matured, unmatured or otherwise, including, without limitation, any liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties), of BioSelect as of the date hereof.

                  (c) Schedule 3.7(c) sets forth in reasonable detail all of the liabilities and obligations of any nature whatsoever, whether known or unknown, contingent or absolute, matured, unmatured or otherwise of XCEL or BioSelect, which liabilities and obligations are guaranteed personally by one or more of the Shareholders (each, a "Personal Guaranty", collectively, the "Personal Guarantees").

         SECTION 3.8 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since December 31, 2000:

                  (a) Neither XCEL nor BioSelect has: (i) amended its Articles of Incorporation or Bylaws; (ii) waived any rights of value which individually or in the aggregate are material considering the business of XCEL or BioSelect, as the case may be; or (iii) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee;

                  (b) Neither XCEL nor BioSelect has: (i) granted or agreed to grant any options, warrants or other rights for its certificates, bonds or other corporate securities calling for the issuance thereof, which option, warrant or other right has not been canceled as of the Closing Date; (ii) borrowed or agreed to borrow any funds or incurred or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; and

                  (c) Neither XCEL nor BioSelect has become subject to any law or regulation that materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets or financial condition of XCEL or BioSelect, as the case may be.

         SECTION 3.9 TITLE AND RELATED MATTERS.Each of XCEL and BioSelect has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal, tangible and intangible, free and clear of all liens, pledges, charges or encumbrances.

         SECTION 3.10 LITIGATION AND PROCEEDINGS. Except as set forth on
Schedule 3.10, there are no actions, suits, proceedings or investigations pending or, to XCEL's, BioSelect's and the Shareholders' best knowledge, threatened by or against XCEL or BioSelect, affecting XCEL or BioSelect or either of their respective properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations or financial condition of XCEL or BioSelect.

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         SECTION 3.11 NO CONFLICT WITH OTHER INSTRUMENTS. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the breach of any term or provision of, or constitute an event of default under, any of the Contracts.

         SECTION 3.12 AUTHORIZATIONS; PERMITS; LICENSES. Each of XCEL and BioSelect has all licenses, franchises, permits or other governmental authorizations legally required to enable XCEL or BioSelect, as the case may be, to conduct its business as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution, delivery and performance by XCEL, BioSelect and the Shareholders of this Agreement and the consummation by XCEL, BioSelect and the Shareholders of the transactions contemplated hereby.

         SECTION 3.13 COMPLIANCE WITH LAWS AND REGULATIONS. Each of XCEL and BioSelect has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or financial condition of XCEL or BioSelect, as the case may be, or would not result in XCEL or BioSelect, as the case may be, incurring any material liability.

         SECTION 3.14 AUTHORITY. Each of XCEL, BioSelect and the Shareholders has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by all of the Shareholders and the board of directors of each of XCEL and BioSelect and no other corporate or other proceedings on the part of XCEL, BioSelect or the Shareholders are necessary to authorize this Agreement and the transactions contemplated hereby.

         SECTION 3.15 INFORMATION. The information concerning XCEL and BioSelect as set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

         SECTION 3.16 SECURITIES LAWS. The Shareholders acknowledge that the HESG Shares are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), on the ground that the offer and sale of the HESG Shares are exempt from the registration provisions of Section 5 of the Securities Act pursuant to Section 4(2) thereof, as transactions by an issuer not involving any public offering, and/or may be deemed not to involve an offer or sale within the meaning of Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder, and that the HESG Shares being delivered pursuant hereto may not be resold in any transaction subject to Section 5 of the Securities Act unless registered or an exemption from registration is available for such sale, and that the certificates representing the HESG Shares will bear substantially the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION OR QUALIFICATION AFFORDED BY SUCH SECURITIES LAWS, AND HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT PURPOSES ONLY. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED, OR OFFERED FOR SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION, WITHIN THE UNITED STATES OR ANY OF ITS

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         TERRITORIES OR TO A UNITED STATES PERSON, UNLESS (I) THE SECURITIES ARE
         REGISTERED UNDER SECTION 5 OF THE SECURITIES ACT, OR (II) THE PROPOSED TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT. THE TRANSFER AGENT (OR THE COMPANY IF THEN ACTING AS ITS TRANSFER AGENT) WILL REFUSE TO TRANSFER THESE SECURITIES UNLESS PRESENTED WITH A WRITTEN OPINION SATISFACTORY TO COUNSEL FOR THE COMPANY (OR A NO-ACTION OR INTERPRETIVE LETTER FROM THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION) TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION."


         SECTION 3.17 ACQUISITION FOR INVESTMENT. The Shareholders are acquiring the HESG Shares for investment and not with a view to or for sale in connection with any distribution thereof.

         SECTION 3.18  INTELLECTUAL PROPERTY

                  (a) Each of XCEL and BioSelect owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, designs, computer software, know-how and proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with, or infringement of the rights of, other persons. Neither XCEL nor BioSelect is a party to any opposition relating to the intellectual property of any other person.

                  (b) Schedule 3.18(b)(i) contains a complete list of all patents, trademarks, service marks and copyrights, and pending applications with respect thereto, owned by each of XCEL and BioSelect. All intellectual property of XCEL and BioSelect is owned by XCEL or BioSelect, as the case may be, free and clear of all challenges, liens and encumbrances. From XCEL's and BioSelect's inception, there have been no challenges to either XCEL's or BioSelect's ownership rights in their respective intellectual properties. Schedule 3.18(b)(ii) contains a complete list of all patents, trademarks, service marks and copyrights, and pending applications with respect thereto, licensed to XCEL or BioSelect, as the case may be (collectively, the "Licensed Intellectual Property"). Except as set forth in Schedule 3.18(b)(ii), all of the Licensed Intellectual Property is exclusively licensed to XCEL or BioSelect, as the case may be, for all uses necessary for XCEL's or BioSelect's business, as the case may be, as now conducted and as proposed to be conducted. Neither XCEL nor BioSelect is in material breach of any agreement relating to Licensed


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Intellectual Property. Neither XCEL nor BioSelect is aware of any third party infringing or otherwise violating its intellectual property. Schedule 3.18(b)(iii) contains a complete list of all agreements under which XCEL and BioSelect are licensed or are otherwise permitted, or licenses or otherwise permits a third party, to use any of their respective intellectual properties. To XCEL's and BioSelect's best knowledge, neither XCEL's nor BioSelect's business as now conducted and as proposed to be conducted infringes, or conflicts with, any patents, trademarks, services marks, trade names, copyrights, trade secrets or other proprietary rights or processes of any other person. Except as set forth in Schedule 3.18(b)(iv), neither XCEL nor BioSelect has received any notice or claim, written or oral, that its business as now conducted or as proposed to be conducted infringes, or conflicts with, any patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights or processes of any other person. Any and all patents issued to XCEL or BioSelect are valid and enforceable.

         SECTION 3.19 EMPLOYEE BENEFIT PLANS. Except as set forth on Schedule 3.19, neither XCEL nor BioSelect has any pension plan, profit sharing plan or employees' savings plan, or other employee benefit plan.

         SECTION 3.20 INSURANCE. Schedule 3.20 contains a description of each insurance policy maintained by each of XCEL and BioSelect (or which names either as an additional insured) with respect to its properties, assets and business, or with respect to the lives of any of the Shareholders, and each such policy is in full force and effect on the date hereof. Neither XCEL nor BioSelect is in default with respect to any insurance policy maintained by it, and, to XCEL's or BioSelect's knowledge, as the case may be, there is no default with respect to any insurance policy that names XCEL or BioSelect, as the case may be, as an additional insured.


                                   ARTICLE IV

                                SPECIAL COVENANTS

         SECTION 4.1 CASH DISBURSEMENT TO XCEL.

                  (a) Following the Closing, HESG agrees to disburse to XCEL a minimum of $615,000 in cash, to be used by XCEL for working capital and the expansion of its business. Such cash disbursement shall me made by HESG according to the following disbursement schedule:

                           (i) $50,000 shall be disbursed to XCEL by certified
check, company check, or wire transfer to XCEL at the Closing

                           (ii) $50,000 (the "Second Installment") shall be
disbursed to XCEL by certified check, company check or wire transfer within 14 days from the date of delivery by XCEL to HESG of audited financial statements of XCEL for the 12 months ended December 31, 2000, December 31, 1999, and December 31, 1998 (the "XCEL Audited Financial Statements"); provided, however, that HESG shall not disburse the Second Installment, and HESG shall not be obligated to disburse any subsequent installment, to XCEL if, in the reasonable judgment of HESG, there is a material difference between the XCEL Audited Financial Statements and the XCEL Unaudited Financial Statements.

                           (iii) Subject to Sections 4.1(a)(ii) and 4.1(a)(v),
at least $100,000 shall be disbursed to XCEL at least every 30 days for a period of 120 days from the date on which the Second Installment is released to XCEL in accordance with Section 4.1(a); and

                           (iv) Subject to Sections 4.1(a)(ii) and 4.1(a)(v),
$115,000 shall be disbursed to XCEL within 30 days following the last disbursement date under Section 4.1(a)(ii).


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

                           (v) Sections 4.1(a)(ii) and 4.1(a)(iv)
notwithstanding, HESG may increase the amount and/or frequency of its monthly disbursements to XCEL; PROVIDED, HOWEVER, that in the event HESG at any time increases the amount and/or frequency of the disbursements required by Sections 4.1(a)(iii) and 4.1(a)(iv), HESG may in its sole discretion subsequently decrease the amount and/or frequency of its disbursements in order to resume the disbursement schedule set forth in Sections 4.1(a)(iii) and 4.1(a)(iv); and PROVIDED, FURTHER, that in no event shall HESG be obligated to disburse more than $615,000 in the aggregate under this Section 4.1.

         SECTION 4.2 REPURCHASE OPTION.

                  (a) In the event HESG is delinquent in making a disbursement required by Section 4.1(a), and HESG fails to cure the delinquency within 45 days, provided that, HESG shall not have the ability to cure a delinquency more than once under this Section 4.2(a), the Shareholders, acting as a group and only as a group, shall have the right to repurchase all of the XCEL Shares and the BioSelect Shares (the "Repurchase Option") in exchange for the following consideration:

                           (i) all of the HESG Shares;

                           (ii) any shares of HESG Common Stock issued to the
Shareholders pursuant to HESG's Equity Incentive Plan, which shares are held of record by the Shareholders on the Repurchase Option Exercise Date (as hereinafter defined).

                  (b) The "Repurchase Option Exercise Date" shall be the date on which the Shareholders deliver a written notice to HESG of their election to exercise the Repurchase Option. The closing of the transactions contemplated by the Repurchase Option shall occur within 15 days after the Repurchase Option Exercise Date, or at such other time as mutually agreed upon by HESG and the Shareholders.

                  (c) Anything herein to the contrary notwithstanding, if the Shareholders elect to exercise the Repurchase Option, XCEL shall retain all right, title and interest in and to any funds disbursed to XCEL prior to the Repurchase Option Exercise Date pursuant to Section 4.1.

                  (d) Immediately following the Option Exercise Date, if any, the Shareholders, in their individual capacities, shall use their best efforts to resume any and all of the Personal Guarantees that were assumed by HESG, XCEL, Tannous and/or Glaser pursuant to Section 4.5 and that are in effect on the Option Exercise Date, such that none of HESG, XCEL, Tannous and/or Glaser remains a guarantor in respect of any such Personal Guarantee. To the extent that the creditors who hold the Personal Guarantees (including any successor guarantees thereto) refuse the novation contemplated by the preceding sentence, each of the Shareholders agrees to become an additional named guarantor in respect of such outstanding Personal Guarantees, and, to the extent permitted by each respective creditor, become the primary obligor in respect of such Personal Guarantees.

         SECTION 4.3 INTELLECTUAL PROPERTY.

                  (a) If at any time following the Closing HESG transfers all right, title and interest in and to any intellectual property of XCEL or BioSelect for consideration to a third party, HESG shall pay the Shareholders, as a group, a total of 20% of the "Net Proceeds" actually received by HESG in respect of such transfer; PROVIDED, HOWEVER, that no further payment shall be made to any Shareholder under this Section 4.3(a), and the obligations of HESG under this Section 4.3(a) shall cease and be of no further force or effect, upon the fifth anniversary from the date on which such Shareholder's employment with XCEL is terminated, regardless of the cause for such termination. "Net Proceeds", for the purposes of this Section 4.3(a), shall mean the gross proceeds actually received, including non-cash consideration, by HESG in respect of a transfer, minus any and all capital expenditures made by HESG in developing the transferred intellectual property.

                  (b) If at any time following the Closing HESG licenses any intellectual property of XCEL or BioSelect to a third party for consideration, HESG shall pay the Shareholders, as a group, a total of 15% of the "Net Royalties" actually received from time to time in respect of such license; PROVIDED, HOWEVER, no further payment shall be made to any Shareholder under this Section 4.3(b), and the obligations of HESG under this Section 4.3(b) shall cease and be of no further force or effect, upon the fifth anniversary from the date on which such Shareholder's employment with XCEL is terminated, regardless of the cause for such termination. "Net Royalties", for the purposes of this
Section 4.3(b), shall mean the total royalties received by HESG from time to time minus any and all capital expenditures made by HESG in developing the licensed intellectual property, amortized accordingly.

                  (c) For the purposes of this Section 4.3, all non-cash consideration received by HESG in respect of an intellectual property transfer shall be valued at fair market value, as determined in the good faith judgment of the Board of Directors of HESG; PROVIDED, HOWEVER, that if such non-cash consideration consists of shares of stock that are listed on any established stock exchange or any national market system, the fair market value per share shall be based on the average of the closing bid and asked prices of such stock quoted in the over-the-counter market summary or the last reported sale price of such stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which such stock is listed, whichever is applicable, as published in The Wall Street Journal for the 10 trading days prior to the date of determination of fair market value. HESG may in its sole discretion elect to pay the Shareholders their applicable percentage of such fair market value either in cash or in shares of stock received by HESG as consideration for an intellectual property transfer.

         SECTION 4.4 INDEMNIFICATION.

                  (a) XCEL, BioSelect and the Shareholders, jointly and severally, hereby agree to indemnify HESG and each of the officers, agents and directors of HESG as of the date of this Agreement and as of the Closing against any loss, liability, claim, damage or expense (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing until the expiration of the applicable statute of limitations; and

                  (b) HESG hereby agrees to indemnify XCEL, BioSelect and each of the officers, agents, directors of XCEL and BioSelect and each of the Shareholders as of the date of this Agreement and as of the Closing against any loss, liability, claim, damage or expense (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing until the expiration of the applicable statute of limitations.

         SECTION 4.5 PERSONAL GUARANTEES. Following the Closing, (a) HESG and XCEL, (b) Glaser and/or Tannous in their sole discretion, and (c) the Shareholders, shall each use his/its reasonable best efforts to cooperate with each other and the creditors who hold the Personal Guarantees in an effort to cancel, as expeditiously as possible following the Closing, the Personal Guarantees in their entirety and replace them, to the extent demanded by such creditors, with guarantees by HESG, XCEL, Glaser and/or Tannous; PROVIDED, that HESG may in its sole discretion use any and all of XCEL's assets to secure or otherwise facilitate the assumption by HESG and/or XCEL of any and all of the Personal Guarantees, Section 4.6 notwithstanding. The date on which HESG, XCEL, Tannous and/or Glaser assume(s) the last outstanding Personal Guaranty in its entirety, or such last outstanding Personal Guaranty is otherwise cancelled or ceases to be of any force or effect, is hereinafter referred to as the "Guaranty Cancellation Date".

         SECTION 4.6 RESTRICTIONS ON USE OF XCEL ASSETS PRIOR TO GUARANTY CANCELLATION DATE. Except as permitted by Section 4.5, prior to the Guaranty Cancellation Date, , or the date of the last disbursement due under Section 4.1, whichever occurs last, HESG shall not (a) encumber or otherwise transfer any of the assets of XCEL or BioSelect, or (b) use any of the funds disbursed to XCEL pursuant to Section 4.1 for any purpose other than a lawful corporate purpose of XCEL.

         SECTION 4.7 DIVIDENDS ON XCEL SHARES AND BIOSELECT SHARES. HESG shall not declare any dividend in respect of the XCEL Shares or BioSelect Shares prior to the last disbursement made by HESG pursuant to Section 4.1.

                                    ARTICLE V

                   CONDITIONS PRECEDENT TO OBLIGATIONS OF HESG

         The obligations of HESG under this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions:

         SECTION 5.1 SHAREHOLDER AND DIRECTOR APPROVAL. The board of directors of HESG and all of the Shareholders shall have duly approved this Agreement and the transactions contemplated hereby.

         SECTION 5.2 ESCROW AGREEMENT. Each of the Shareholders and the Escrow Agent shall have duly executed the Escrow Agreement.

         SECTION 5.3 EMPLOYMENT AGREEMENTS. Each of the Shareholders shall have duly executed an Employment Agreement with HESG and XCEL, substantially in the form of the Exhibit hereto listed opposite such Shareholder's name below:

                  Mr. Daniel I. Gelber                        Exhibit D
                  Mr. Ron A. Gustilo                          Exhibit E
                  Mr. Richard L. Kleinberger                  Exhibit F

         SECTION 5.4 CONFIDENTIALITY AND NON-COMPETITION AGREEMENT. Each of the Shareholders shall have duly executed a Confidentiality and Non-Competition Agreement, substantially in the form of Exhibit G hereto.

         SECTION 5.5 XCEL BOARD OF DIRECTORS. All of the members of the board of directors of XCEL in office immediately prior to the Closing shall have delivered their contingent written resignations to HESG, which resignations shall be effective as of the Closing. As of the Closing, the entire board of directors of XCEL shall consist of Tannous and Glaser.

         SECTION 5.6 BIOSELECT BOARD OF DIRECTORS. All of the members of the board of directors of BioSelect in office immediately prior to the Closing shall have delivered their contingent written resignations to HESG, which resignations shall be effective as of the Closing. As of the Closing, the entire board of directors of BioSelect shall consist of Tannous and Glaser.


                                   ARTICLE VI

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF XCEL,
                         BIOSELECT AND THE SHAREHOLDERS

         The obligations of XCEL, BioSelect and the Shareholders under this Agreement are subject to the satisfaction, at or before the Closing (unless otherwise indicated herein), of the following conditions:

         SECTION 6.1 DIRECTOR APPROVAL. The board of directors of HESG shall have approved this Agreement and the transactions contemplated hereby.

         SECTION 6.2 EMPLOYMENT AGREEMENTS. HESG and XCEL shall have duly executed an Employment Agreement with each of the Shareholders, as provided in
Section 5.3 above.

         SECTION 6.3 ESCROW AGREEMENT. HESG and the Escrow Agent shall have duly executed the Escrow Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS

         SECTION 7.1 BROKERS AND FINDERS. Each party hereto hereby represents and warrants that, except as set forth on Schedule 7.1, such party is under no obligation, express or implied, to pay any commission, brokerage or finder's fees in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

         SECTION 7.2 GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of California.

         SECTION 7.3 NOTICES. Any notices or other communications required or permitted hereunder shall be deemed sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

         If to HESG:

                           Health Sciences Group, Inc.
                           Howard Hughes Center
                           6080 Center Drive, 6th Floor
                           Los Angeles, CA 90045
                           Attention:  Fred E. Tannous
                           Fax:  310-362-8607

         with a copy to:

                           Pollet & Richardson, a Law corporation
                           10900 Wilshire Blvd.
                           Suite 500
                           Los Angeles, California 90024
                           Attention:  Kevin Friedmann
                           Fax:  310-208-1182

         If to XCEL :

                           XCEL Healthcare, Inc.
                           6016 Fallbrook Ave., Suite 200
                           Woodland Hills, CA 91367
                           Attention:  Ron Gustilo
                           Fax:  818-346-8995

         with a copy to:

                           Robert Lisnow, Esq.
                           10866 Wilshire Blvd., Suite 1200
                           Los Angeles, CA 90024-4336
                           Fax:  310-441-1009

         If to BioSelect:

                           Same as XCEL

         With a copy to:

                           Same as XCEL

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

         SECTION 7.4 ATTORNEYS' FEES. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

         SECTION 7.5 ENTIRE AGREEMENT. This Agreement, with all exhibits, schedules and attachments hereto and thereto, represents the entire agreement between the parties relating to the subject matter hereof. This Agreement, with all exhibits, schedules and attachments hereto and thereto, alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

         SECTION 7.6 SURVIVAL; TERMINATION. The representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein until the expiration of the applicable statute of limitations.

         SECTION 7.7 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

         SECTION 7.8 AMENDMENT OR WAIVER. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. This Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

         SECTION 7.9 INCORPORATION OF RECITALS. All of the recitals hereof are incorporated by this reference and are made a part hereof as though set forth at length herein.

         SECTION 7.10 EXPENSES. Each party hereto shall bear all of its/his respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions contemplated hereby and the preparation hereof.

         SECTION 7.11 HEADINGS; CONTEXT. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

         SECTION 7.12 ASSIGNMENT. This Agreement shall not be assigned by any party without the prior written consent of the other parties.

         SECTION 7.13 SEVERABILITY. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

         SECTION 7.14 CONSTRUCTION. The language of this Agreement shall not be construed for or against any party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

         SECTION 7.15 EXECUTION KNOWING AND VOLUNTARY. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprized by legal counsel of the effect and meaning of this document and all terms and conditions hereof; and (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.



                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase and Share Exchange Agreement to be duly executed as of the date first above written.

                                      HESG:

                                      Health Sciences Group, Inc.,
                                      a Colorado corporation

                                      By:   /s/ Fred E. Tannous
                                      ------------------------------------------
                                      Name:  Fred E. Tannous
                                      Its:   Chief Executive Officer


                                      /s/ Fred E. Tannous
                                      ------------------------------------------
                                      FRED E. TANNOUS


                                      /s/ Bill Glaser
                                      ------------------------------------------
                                      BILL GLASER

                                      XCEL:

                                      XCEL Healthcare, Inc.,
                                      a California corporation

                                      By: /s/ Richard Kleinberger
                                      ------------------------------------------
                                      Name:  Richard Kleinberger
                                      Its:   Chief Executive Officer

                                      BIOSELECT:

                                      BioSelect Innovations, Inc.,
                                      a Nevada corporation

                                      By: /s/ Ron A. Gustilo
                                      ------------------------------------------
                                      Name: Ron A. Gustilo
                                      Its:  Chief Operating Officer

                                      SHAREHOLDERS:

                                      /s/ Daniel I. Gelber
                                      ------------------------------------------
                                      Daniel I. Gelber

                                      /s/ Ron A. Gustilo
                                      ------------------------------------------
                                      Ron A. Gustilo

                                      /s/ Richard L. Kleinberger
                                      ------------------------------------------
                                      Richard L. Kleinberger
                                      (f/k/a Richard Knurowski)


                                   SCHEDULE I



                                           Number                  Number                Number
                                      XCEL Shares Owned       BioSelect Shares         HESG Shares
                                            as of                  Owned               Receivable
                                        Closing Date               as of                   In
Shareholder                                                     Closing Date            Exchange
------------------------------       ------------------      ------------------    ------------------
Daniel I. Gelber                            1,000                  1,000                 285,000

Ron A. Gustilo                              1,000                  1,000                 285,000

Richard L. Kleinberger                      1,000                  1,000                 285,000
                                        -------------          -------------          -------------
   TOTAL                                    3,000                  3,000                 855,000


                                  SCHEDULE 3.6

                           Contracts and Undertakings
                           --------------------------

PHARMACEUTICAL  AND HEALTH CONTRACTS:

1.       Medi-Cal of California
2.       Medicare
3.       Blue Cross/Well Point
4.       Aetna
5.       Cigna Healthcare
6.       Prescription Solutions
7.       Admar Principle Insurance Services
8.       Argus Pharmacy Management
9.       Cedar-Sinai Hospital
10.      Paid Pharmacy Management
11.      PCS Pharmacy Management
12.      Community Health Plan
13.      LA Care
14.      California Children's Services
15.      California Genetically Handicapped Services
16.      United Health Plan
17.      Santa Barbara Healthcare Initiative
18.      Blue Shield of California
19.      Med-Impact Pharmacy Services
20.      Inter Valley Health Plan
21.      Crixivan Health Plan
22.      Diversified Health Plan
23.      Care 1st Health Plan
24.      Caremark Health Plan
25.      ValueRx Pharmacy Program, Inc.
26.      ProMark Pharmacy Plan
27.      Pharmacy Providers of Georgia PreSrip
28.      Pharmacy Gold Inc.
29.      Gold Net National Pharmacy Network
30.      Cal Optima
31.      Restat Prescriptions Solutions, Inc.
32.      Pharmaceutical Care Network
33.      Rx America
34.      First Health Rx
35.      Eckerd Health Services
36.      TDI Managed Care Services, Inc.
37.      WHP Health Initiatives, Inc.
38.      American Health Services, Inc.
39.      Alta Rx Pharmacy Services
40.      Maxicare Health Plans
41.      Workman's Compensation of America United Claims Benefit Management
42.      Professional Compounding Centers of America
43.      Vitamin Barn Health Stores
44.      VP Discount Health Stores

                                 SCHEDULE 3.7(b)

                              BioSelect Liabilities
                              ---------------------



1.       No Current Liabilities or obligations of any nature at this time.

                               SCHEDULE 3.18(b)(i)

                                 Patent Related
                                 --------------

A. Utility Patent applications in the prosecution process:
---------------------------------------------------------

1. Application for pain and inflammation method and composition
2. Application for cold and flu method and composition
3. Application for cough suppressant/expectorant method and composition
4. Application for acid reflux method and composition
5. Application for migraine method and composition
6. Application for decongestant method and composition
7. Application for anti-histamine method and composition

B. Provisional Patent applications:
----------------------------------

1. Application For Wound care formula
2. Application For Smoker's cream
3. Application For Capsicum Nasal Spray
4. Application For Itchy Ear Formula

C. Matters involved in research to determine if patent protection is possible:
-----------------------------------------------------------------------------

1. Autism and Secretin Formulations.
2. Arginine Deiminase.
3. Topical Hormonal Compositions.
4. Indole-3-carbanol.
5. Topical Hair Growth Formula w/ Natural Ingredients.
6. Hormonal Storage Reagent for Biomaterial.
7. Cosmetic Composition Containing Hormones.

                                Trademark Related
                                -----------------

1. Application for COCARE.
2. Application for FEMDERM ESSENTIALS.
3. Application for EPIGEST ESSENTIALS.
4. Application for FEMGEST ESSENTIALS
5. Application for XCEL
6. Application for COPROFEN
7. Application for CONASE
8. Application for TRANSLIPOBASE

                              SCHEDULE 3.18(b)(iii)

                                    Licenses
                                    --------


1.       California Retail Pharmacy Permit:        PHY 418260
2.       DEA Controlled Substance Registration:    BX5154151
3.       Nevada State Board of Pharmacy Permit:    PH1150
4.       California Seller's Permit:               SR X AC 99937248 00001 AC


No third party licensed to use permits or any other intellectual property of either XCEL Healthcare, Inc. or BioSelect Innovations, Inc.

                              SCHEDULE 3.18(b)(iv)



Not Applicable. No claims, written or oral, exist against XCEL Healthcare or BioSelect Innovations. XCEL Healthcare is a plaintiff in a law suite against Trimedica Corporation for product infringement.

                                  SCHEDULE 3.19

                             Employee Benefit Plans
                             ----------------------

(1)      Medical Insurance:    Kaiser Permanente.  Purchaser ID# 130092
(2)      Blue Cross of California Dental Insurance. Policy# C5744ZP/51991
(3)      Section 125 Cafeteria Plan. New Liberty Insurance. Plan Xcel Healthcare
(4)      401K Plan: Benefits National Companies/AIMS Funds
                    Plan: Xcel Healthcare Plan ID# 95-4587811

                                  SCHEDULE 3.20

                                    Insurance
                                    ---------

(1) Auto Insurance:        Granite State Insurance Company: BA995-00-94
         1.       Commercial General Liability Coverage: BioSelect Innovations,
                  Inc: CP-205463 ($2,000,000 Aggregate) - Century Surety Company
         2.       Commercial General Liability Coverage: XCEL Healthcare, Inc:
                  CD342--00-63 ($2,000,000 Aggregate) - New Hampshire Insurance
(3) Commercial Property Insurance: New Hampshire Insurance: CD0342-00-63
(4) Workmen's Compensation Insurance: Scanlon-Guerra-Jacobsen Insurance Policy:
    4-100097-00-1000-Q-DB
(5) Life Insurance: XCEL Healthcare, - PRINCIPLES - Security Connecticut Life Insurance Company - ($1, 000,000 Aggregate)

                                  SCHEDULE 7.1

                               Brokers and Finders
                               -------------------


         At the Closing, HESG shall deliver to Frederick Manlunas, an individual, 46,000 shares of restricted Common Stock of HESG, as a brokerage fee in respect of the transactions contemplated by this Agreement.